                                                                     EXHIBIT 4.3

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                             AMKOR TECHNOLOGY, INC.

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION,

                                   AS TRUSTEE

                           ____________________________

                                    INDENTURE

                          Dated as of ___________, 200_

                           ____________________________

                           ____________________________

               NON-CONVERTIBLE SENIOR SUBORDINATED DEBT SECURITIES

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                                TABLE OF CONTENTS

                                                                                                            Page
ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE.....................................................    1

Section 1.01      Definitions............................................................................    1
Section 1.02      Other Definitions......................................................................    8
Section 1.03      Incorporation by Reference of Trust Indenture Act......................................    8
Section 1.04      Rules of Construction..................................................................    8

ARTICLE 2 THE SECURITIES.................................................................................    9

Section 2.01      Forms Generally........................................................................    9
Section 2.02      Amount Unlimited; Issuable in Series...................................................    9
Section 2.03      Execution and Authentication...........................................................   12
Section 2.04      Registrar, Paying Agent and Conversion Agent...........................................   13
Section 2.05      Paying Agent to Hold Money in Trust....................................................   14
Section 2.06      Holder Lists...........................................................................   14
Section 2.07      Transfer and Exchange..................................................................   14
Section 2.08      Replacement Securities.................................................................   16
Section 2.09      Outstanding Securities.................................................................   17
Section 2.10      Treasury Securities....................................................................   17
Section 2.11      Temporary Securities...................................................................   17
Section 2.12      Cancellation...........................................................................   18
Section 2.13      Defaulted Interest.....................................................................   18

ARTICLE 3 REDEMPTION AND PREPAYMENT......................................................................   19

Section 3.01      Applicability of Article...............................................................   19
Section 3.02      Election to Redeem; Notice to Trustee..................................................   19
Section 3.03      Selection by Trustee of Securities to Be Redeemed......................................   19
Section 3.04      Notice of Redemption...................................................................   20
Section 3.05      Deposit of Redemption Price............................................................   21
Section 3.06      Securities Payable on Redemption Date..................................................   22
Section 3.07      Securities Redeemed in Part............................................................   22
Section 3.08      Conversion Arrangement on Call for Redemption..........................................   22

ARTICLE 4 COVENANTS......................................................................................   23

Section 4.01      Payment of Securities..................................................................   23
Section 4.02      Maintenance of Office or Agency........................................................   23
Section 4.03      Compliance Certificate.................................................................   24
Section 4.04      Taxes..................................................................................   24
Section 4.05      Stay, Extension and Usury Laws.........................................................   24
Section 4.06      Corporate Existence....................................................................   25
Section 4.07      Money for Securities Payments To Be Held in Trust......................................   25
Section 4.08      Taxes..................................................................................   26
Section 4.09      Reports by Company.....................................................................   26
Section 4.10      Waiver of Certain Covenants............................................................   26

ARTICLE 5 SUCCESSORS.....................................................................................   27

Section 5.01      Merger, Consolidation, or Sale of Assets...............................................   27
Section 5.02      Successor Corporation Substituted......................................................   27

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                            Page
ARTICLE 6 DEFAULTS AND REMEDIES..........................................................................   28

Section 6.01      Events of Default......................................................................   28
Section 6.02      Acceleration...........................................................................   29
Section 6.03      Other Remedies.........................................................................   29
Section 6.04      Waiver of Past Defaults................................................................   30
Section 6.05      Control by Majority....................................................................   30
Section 6.06      Limitation on Suits....................................................................   30
Section 6.07      Rights of Holders of Securities to Receive Payment.....................................   31
Section 6.08      Collection Suit by Trustee.............................................................   31
Section 6.09      Trustee May File Proofs of Claim.......................................................   31
Section 6.10      Priorities.............................................................................   32
Section 6.11      Undertaking for Costs..................................................................   32

ARTICLE 7 TRUSTEE........................................................................................   32

Section 7.01      Duties of Trustee......................................................................   32
Section 7.02      Rights of Trustee......................................................................   33
Section 7.03      Individual Rights of Trustee...........................................................   34
Section 7.04      Trustee's Disclaimer...................................................................   34
Section 7.05      Notice of Defaults.....................................................................   34
Section 7.06      Reports by Trustee to Holders of the Securities........................................   35
Section 7.07      Compensation and Indemnity.............................................................   35
Section 7.08      Replacement of Trustee.................................................................   36
Section 7.09      Successor Trustee by Merger, etc.......................................................   37
Section 7.10      Eligibility; Disqualification..........................................................   37
Section 7.11      Preferential Collection of Claims Against Company......................................   37

ARTICLE 8 AMENDMENT, SUPPLEMENT AND WAIVER...............................................................   37

Section 8.01      Without Consent of Holders of Securities...............................................   37
Section 8.02      With Consent of Holders of Securities..................................................   39
Section 8.03      Compliance with Trust Indenture Act....................................................   40
Section 8.04      Revocation and Effect of Consents......................................................   40
Section 8.05      Notation on or Exchange of Securities..................................................   41
Section 8.06      Effect of Supplemental Indentures......................................................   41
Section 8.07      Trustee Protected......................................................................   41
Section 8.08      Subordination Unimpaired...............................................................   41

ARTICLE 9 MISCELLANEOUS..................................................................................   41

Section 9.01      Trust Indenture Act Controls...........................................................   41
Section 9.02      Notices................................................................................   42
Section 9.03      Communication by Holders of Securities with Other Holders of Securities................   43
Section 9.04      Certificate and Opinion as to Conditions Precedent.....................................   43
Section 9.05      Statements Required in Certificate or Opinion..........................................   43
Section 9.06      Rules by Trustee and Agents............................................................   44
Section 9.07      No Personal Liability of Directors, Officers, Employees and Stockholders...............   44
Section 9.08      Governing Law, Consent to Jurisdiction and Service of Process..........................   44
Section 9.09      Agent for Service; Submission to Jurisdiction..........................................   44
Section 9.10      Successors.............................................................................   45

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                            Page
Section 9.11      Severability...........................................................................   45
Section 9.12      Counterpart Originals..................................................................   45
Section 9.13      Table of Contents, Headings, etc.......................................................   45
Section 9.14      Designated Senior Debt.................................................................   45

ARTICLE 10 SINKING FUNDS.................................................................................   45

Section 10.01     Applicability of Article...............................................................   45
Section 10.02     Satisfaction of Sinking Fund Payments with Securities..................................   46
Section 10.03     Redemption of Securities for Sinking Fund..............................................   46

ARTICLE 11 DEFEASANCE AND COVENANT DEFEASANCE............................................................   46

Section 11.01     Company's Option to Effect Defeasance or Covenant Defeasance...........................   46
Section 11.02     Defeasance and Discharge...............................................................   47
Section 11.03     Covenant Defeasance....................................................................   47
Section 11.04     Conditions to Defeasance or Covenant Defeasance........................................   48
Section 11.05     Deposited Money, U.S. Government Obligations and Foreign Government Obligations to be
                  Held in Trust; Miscellaneous Provisions................................................   50
Section 11.06     Reinstatement..........................................................................   50

ARTICLE 12 [INTENTIONALLY OMITTED].......................................................................   51

ARTICLE 13 SUBORDINATION.................................................................................   51

Section 13.01     Agreement to Subordinate...............................................................   51
Section 13.02     Liquidation; Dissolution; Bankruptcy...................................................   51
Section 13.03     Default on Senior Debt and/or Designated Senior Debt...................................   51
Section 13.04     Acceleration of Securities.............................................................   52
Section 13.05     When Distribution Must Be Paid Over....................................................   53
Section 13.06     Notice by Company......................................................................   53
Section 13.07     Subrogation............................................................................   53
Section 13.08     Relative Rights........................................................................   53
Section 13.09     Subordination May Not Be Impaired by Company...........................................   54
Section 13.10     Distribution or Notice to Representative...............................................   54
Section 13.11     Rights of Trustee and Paying Agent.....................................................   54
Section 13.12     Authorization to Effect Subordination..................................................   55
Section 13.13     Article Applicable to Paying Agents....................................................   55
Section 13.14     Senior Debt Entitled to Rely...........................................................   55
Section 13.15     Permitted Payments.....................................................................   55
Section 13.16     Certain Conversions Deemed Payment.....................................................   55

ARTICLE 14 SATISFACTION AND DISCHARGE OF INDENTURE.......................................................   56

Section 14.01     Discharge of Indenture.................................................................   56
Section 14.02     Deposited Monies to be Held in Trust by Trustee........................................   57
Section 14.03     Paying Agent to Repay Monies Held......................................................   57
Section 14.04     Return of Unclaimed Monies.............................................................   57
Section 14.05     Reinstatement..........................................................................   57

                                    EXHIBITS

                                TABLE OF CONTENTS
                                   (continued)

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                                                                                                            ----
Exhibit A         FORM OF SECURITY

                             Amkor Technology, Inc.

     Certain Sections of this Indenture relating to Sections 3.10 through 3.18, inclusive, of the Trust Indenture Act of 1939:

Section 3.10     (a)(1).....................................................................          7.03, 7.10
                 (a)(2).....................................................................          7.03, 7.10
                 (a)(3).....................................................................        Not Applicable
                 (a)(4).....................................................................        Not Applicable
                 (b)........................................................................       7.03, 7.08, 7.10
Section 3.11     (a)........................................................................             7.11
                 (b)........................................................................             7.11
Section 3.12     (a)........................................................................             2.06
                 (b)........................................................................             9.03
                 (c)........................................................................             9.03
Section 3.13     (a)........................................................................             7.06
                 (b)(2).....................................................................          7.06, 7.07
                 (c)........................................................................          7.06, 9.02
                 (d)........................................................................             7.06
Section 3.14     (a)........................................................................             4.09
                 (a)(4).....................................................................      1.01, 4.03(a), 9.05
                 (b)........................................................................        Not Applicable
                 (c)(1).....................................................................      1.01, 9.04(a), 9.05
                 (c)(2).....................................................................      1.01, 9.04(b), 9.05
                 (c)(3).....................................................................        Not Applicable
                 (d)........................................................................        Not Applicable
                 (e)........................................................................             9.05
Section 3.15     (a)........................................................................            7.01(b)
                 (b)........................................................................             7.05
                 (c)........................................................................            7.01(a)
                 (d)........................................................................         6.05, 7.01(c)
                 (e)........................................................................             6.07
Section 3.16     (a)........................................................................          6.04, 6.05
                 (a)(1)(A)..................................................................             6.05
                 (a)(1)(B)..................................................................             6.04
                 (a)(2).....................................................................        Not Applicable
                 (a)(2).....................................................................        Not Applicable
                 (b)........................................................................             6.07
                 (c)........................................................................          1.01, 2.02
Section 3.17     (a)(1).....................................................................             6.08
                 (a)(2).....................................................................             6.09
                 (b)........................................................................             2.05
Section 3.18     (a)........................................................................             9.01
                 (c)........................................................................             9.01

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

      INDENTURE dated as of __________, 200_ between Amkor Technology, Inc., a Delaware corporation (the "Company"), and U.S. Bank National Association, a national banking association (the "Trustee").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof appertaining, as follows:

                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.01 Definitions.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more, or an agreement, obligation or option to purchase 10% or more, of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

      "Agent" means any Registrar, Paying Agent or co-registrar.

      "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors as from time to time amended and applicable to relevant case.

      "Board of Directors" means the Board of Directors of the Company, or any authorized committee of the Board of Directors.

      "Business Day" means any day other than a Legal Holiday.

      "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and
(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

      "Company" means Amkor Technology, Inc., and any and all successors thereto.

      "Corporate Trust Office of the Trustee" shall be at the address of the Trustee at which the trust created by this Indenture is administered, which address as of the date hereof is specified in Section 11.02 hereof, or such other address as to which the Trustee may give notice to the Company.

      "Covenant Defeasance" has the meaning specified in Section 11.03.

      ["Credit Agreements" means (i) the Credit Agreement, dated as of June 29, 2004 (as amended, supplemented or otherwise modified from time to time), among the Company, each financial institution or other entity that (a) is listed on the signature pages thereof as a lender or (b) from time to time becomes a party thereto by execution of an assignment and acceptance, each lender or affiliates of a lender that (a) is listed on the signature pages thereof as an issuer or
(b) becomes an issuer with the approval of the administrative agent and the Company, Citicorp North America, Inc., as administrative agent for the lenders and the issuers, Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner, JPMorgan Chase Bank, as syndication agent for the lenders and the issuers and Merrill Lynch Capital Corporation, as documentation agent, as such agreement may be amended, restated, modified, renewed, refunded, replaced or refinanced, in whole or in part, from time to time, and (ii) the Credit Agreement, dated as of October 27, 2004 (as amended, supplemented or otherwise modified from time to time), among the Company, each financial institution or other entity that (a) is listed on the signature pages thereof as a lender or
(b) from time to time becomes a party thereto by execution of an assignment and acceptance, Citicorp North America, Inc., as administrative agent for the lenders and as collateral agent for the secured parties, Merrill Lynch, Pierce, Fenner & Smith Inc., as syndication agent for the lenders, JPMorgan Chase Bank, as documentation agent, Citigroup Global Markets Inc., as sole lead arranger, and Citigroup Global Markets Inc, Merrill Lynch, Pierce, Fenner & Smith Inc., and J.P. Morgan Securities Inc., as joint bookrunners, as such agreement may be amended, restated, modified, renewed, refunded, replaced or refinanced, in whole or in part, from time to time.]

      "Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

      "Default" means any event that is, or with the passage of time or the giving of notice or both would, be an Event of Default.

      "Defeasance" has the meaning specified in Section 11.02.

      "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.1.

      "Designated Senior Debt" means (i) any Senior Debt outstanding under the Credit Agreement, (ii) Senior Debt outstanding under the Company's 9.25% Senior Notes due 2008, its 7.125% Senior Notes due 2011, and its 7.75% Senior Notes due 2013 as such notes or the related indentures may be amended, restated, supplemented, modified, renewed, refunded, replaced or refinanced, in whole or in part, from time to time, and (iii) any particular Senior Debt if the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Indebtedness shall be "Designated Senior Debt" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).

      "euro" or "euros" means the currency adopted by those nations participating in the third stage of the economic and monetary union provisions of the Treaty on European Union, signed at Maastricht on February 7, 1992.

      "European Economic Area" means the member nations of the European Economic Area pursuant to the Oporto Agreement on the European Economic Area dated May 2, 1992, as amended.

      "European Union" means the member nations of the European Union established by the Treaty of European Union, signed at Maastricht on February 2, 1992, which amended the Treaty of Rome establishing the European Community.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Existing Convertible Subordinated Notes" means all of the Company's outstanding indebtedness under its 5-3/4% Convertible Subordinated Notes due 2006, its 5% Convertible Subordinated Notes due 2007 and its 6.25% Convertible Subordinated Notes due 2013.

      "Existing Senior Subordinated Notes" means all of the Company's outstanding indebtedness under its 10.50% Senior Subordinated Notes due 2009.

      "Foreign Government Obligation" means with respect to Securities of any series which are not denominated in the currency of the United States of America
(x) any security which is (i) a direct obligation of the government which issued or caused to be issued the currency for the payment of which obligations its full faith and credit is pledged or, with respect to Securities of any series which are denominated in euros, a direct obligation of any member nation of the European Union for the payment of which obligation the full faith and credit of the respective nation is pledged so long as such nation has a credit rating at least equal to that of the highest rated member nation of the European Economic Area, or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of a government specified in Clause (i) above the payment of which is unconditionally guaranteed as a full faith and credit obligation by the such government, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any Foreign Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any Foreign Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Foreign Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

      "Global Securities" means a Security that is registered in the Register and that is set forth in Exhibit A hereto, which is incorporated in and expressly made a part of this Indenture.

      "Global Securities Legend" means the legend labeled as such and that is set forth in Exhibit A hereto, which is incorporated in and expressly made a part of this Indenture.

      "Holder" means a Person in whose name a Security of any series is registered.

      "Indebtedness" means, with respect to any Person, all obligations, whether or not contingent, of such Person (i) (a) for borrowed money (including, but not limited to, any indebtedness secured by a security interest, mortgage or other lien on the assets of that Person that is (1) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another, or (2) existing on property at the time of acquisition thereof), (b) evidenced by a note, debenture, bond or other written instrument,
(c) under a lease required to be capitalized on the balance sheet of the lessee under GAAP or under any lease or related document (including a purchase agreement) that provides that such Person is contractually obligated to purchase or cause a third party to purchase and thereby guarantee a minimum residual value of the lease property to the lessor and the obligations of the Company under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) in respect of letters of credit, bank guarantees or bankers' acceptances (including reimbursement obligations with respect to any of the foregoing), (e) with respect to Indebtedness secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such Person are subject, whether or not the obligation secured thereby shall have been assumed by or shall otherwise be such Person's legal liability, (f) in respect of the balance of deferred and unpaid purchase price of any property or assets, (g) under interest rate or currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements;
(ii) with respect to any obligation of others of the type described in the preceding clause (i) or under clause (iii) below assumed by or guaranteed in any manner by such Person through an agreement to purchase (including, without limitation, "take or pay" and similar arrangements), contingent or otherwise (and the obligations of such Person under any such assumptions, guarantees or other such arrangements); and (iii) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any of the foregoing.

      "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1; provided, however, that if at any time more than one Person is acting as Trustee under this Indenture due to the appointment of one or more separate Trustees for any one or more separate series of Securities, "Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 3.1, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee, but to which such person, as such Trustee, was not a party; provided, further that in the event that this Indenture is supplemented or amended by one or more indentures supplemental hereto which are only applicable to certain series of Securities, the term "Indenture" for a particular series of Securities shall only include the supplemental indentures applicable thereto.

      "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

      "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, repurchase at the option of the holder of such Security or otherwise.

      "Offering" means the offering of the Securities by the Company.

      "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

      "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
Section 9.05 hereof.

      "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section 9.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

      "Participant" means, with respect to the Depositary, a Person who has an account with the Depositary.

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.02.

      "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Services Department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Securities Act" means the Securities Act of 1933, as amended.

      "SEC" means the Securities and Exchange Commission.

      "Senior Debt" means the principal of, premium, if any, and interest on, rent under, and any other amounts payable on or in respect of any Indebtedness of the Company (including, without limitation, any Obligations in respect of such Indebtedness and, in the case of Designated Senior

Debt, any interest accruing after the filing of a petition by or against the Company under any bankruptcy law, whether or not allowed as a claim after such filing in any proceeding under such bankruptcy law), whether outstanding on the Issue Date or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to the foregoing); provided, however, that Senior Debt does not include (t) Indebtedness evidenced by the Securities, (u) the Existing Convertible Subordinated Notes, (v) the Existing Senior Subordinated Notes, (w) any liability for federal, state, local or other taxes owed or owing by the Company, (x) Indebtedness of the Company to any Subsidiary of the Company except to the extent such Indebtedness is of a type described in clause (ii) of the definition of Indebtedness, (y) trade payables of the Company for goods, services or materials purchased in the ordinary course of business (other than, to the extent they may otherwise constitute trade payables, any obligations of the type described in clause (ii) of the definition of Indebtedness), and (z) any particular Indebtedness in which the instrument creating or evidencing the same expressly provides that such Indebtedness shall not be senior in right of payment to, or is pari passu with, or is subordinated or junior to, the Securities.

      "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Act, as such Regulation is in effect on the date hereof assuming that the Company were the "registrant" for purposes of such definition; provided that in no event shall a "Significant Subsidiary" include (i) any direct or indirect subsidiary of the Company created for the primary purpose of facilitating one or more Receivable Programs or holding or purchasing inventory, or (ii) any non-operating Subsidiary which does not have any liabilities to Persons other than the Company or its Subsidiaries, or (iii) any Unrestricted Subsidiary.

      "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

      "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

      "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

      "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged. In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

      "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

      "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

Section 1.02 Other Definitions.

                                 TERM                                     DEFINED IN SECTION
----------------------------------------------------------------------    -------------------
"Authentication Order"................................................          2.02
"Covenant Defeasance".................................................          8.03
"DTC".................................................................          2.03
"Event of Default"....................................................          6.01
"Legal Defeasance"....................................................          8.02
"Paying Agent"........................................................          2.03
"Registrar"...........................................................          2.03

Section 1.03 Incorporation by Reference of Trust Indenture Act.

      Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

      The following TIA terms used in this Indenture have the following meanings:

      "indenture securities" means the Securities;

      "indenture security Holder" means a Holder of a Security;

      "indenture to be qualified" means this Indenture;

      "indenture trustee" or "institutional trustee" means the Trustee; and

      "obligor" on the Securities means the Company and any successor obligor upon the Securities.

      All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04 Rules of Construction.

      Unless the context otherwise requires:

      (a) a term has the meaning assigned to it;

      (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

      (c) "or" is not exclusive;

      (d) words in the singular include the plural, and in the plural include the singular;

      (e) provisions apply to successive events and transactions; and

      (f) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.

                                   ARTICLE 2
                                 THE SECURITIES

Section 2.01 Forms Generally.

      The Securities of each series shall be in substantially the form set forth in Exhibit A, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.03 for the authentication and delivery of such Securities. Any such Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security referred to therein approved by or pursuant to such Board Resolution.

      The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.02 Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 2.03, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

      (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

      (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.07, 2.08, 2.11, 3.07 or 8.05 and except for any Securities which, pursuant to
Section 2.03, are deemed never to have been authenticated and delivered hereunder);

      (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

      (4) the date or dates on which the principal of any Securities of the series is payable;

      (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

      (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

      (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

      (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

      (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

      (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

      (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose;

      (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

      (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

      (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

      (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 11.02 or Section 11.03 or both such Sections, or any other defeasance provisions applicable to any Securities of the series, and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

      (16) if applicable, the terms of any right to convert or exchange Securities of the series into shares of Common Stock of the Company or other securities or property;

      (17) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Exhibit A and any circumstances in addition to or in lieu of those set forth in Section 2.07 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

      (18) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 6.02;

      (19) any addition to or change in the covenants set forth in Article IV which applies to Securities of the series;

      (20) any Authenticating Agents, Paying Agents, Security Registrars or such other agents necessary in connection with the issuance of the Securities of such series, including, without limitation, Exchange Rate Agents and Calculation Agents;

      (21) if applicable, the terms of any security that will be provided for a series of Securities; and

      (22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 8.03).

      All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

      If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

      The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by this section. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 2.03 Execution and Authentication.

      Two Officers shall sign the Securities for the Company by manual or facsimile signature.

      If an Officer whose signature is on a Security no longer holds that office at the time such Security is authenticated, the Security shall nevertheless be valid.

      No Security shall be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that such Security has been authenticated under this Indenture.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 2.02, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, a copy of such Board Resolution, the Officers' Certificate setting forth the terms of the series and an Opinion of Counsel, with such Opinion of Counsel stating,

            (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

            (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.02, that such terms have been established in conformity with the provisions of this Indenture; and

            (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Each Security shall be dated the date of its authentication.

      Notwithstanding the provisions of Section 2.02 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.02 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

      The Trustee may appoint an authenticating agent acceptable to the Company to authenticate any Security. An authenticating agent may authenticate any Security whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

Section 2.04 Registrar, Paying Agent and Conversion Agent.

      The Company shall maintain an office or agency where Securities of any series may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities of any series may be presented for payment ("Paying Agent"), and an office or agency where Securities may be presented for conversion, if applicable (the "Conversion Agent"). The Registrar shall keep a register of the Securities of any series and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term "Registrar" includes any co-registrar, the term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or Conversion Agent.

      The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Securities.

      The Company initially appoints the Trustee to act as the Registrar, Paying Agent and Conversion Agent and to act as Custodian with respect to the Global Securities.

Section 2.05 Paying Agent to Hold Money in Trust.

      The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or interest on Securities of any series, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Securities.

      Section 2.06.Holder Lists.

      The Trustee of any series of Securities shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders of such series and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar of such series, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Securities of any series and the Company shall otherwise comply with TIA Section 312(a).

Section 2.07 Transfer and Exchange

      Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

      At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or its attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 2.11, 3.08 or 8.05 not involving any transfer.

      If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 3.03 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

            (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 2.02.

            (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

            (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Sections 2.08, 2.11 or
      8.06 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Section 2.08 Replacement Securities.

      If the holder of a Security of any series claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of that series if the Trustee's requirements are met. If required by the Trustee or the Company as a condition of receiving a replacement Security, the holder of a Security must provide a certificate of loss and an indemnity and/or an indemnity bond sufficient, in the judgment of both the Company and the Trustee, to fully protect the Company, the Trustee, any Agent and any authenticating agent from any loss, liability, cost or expense which any of them may suffer or incur if the Security is replaced. The Company and the Trustee may charge the relevant holder for their expenses in replacing any Security.

      The Trustee or any authenticating agent may authenticate any such substituted Security, and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security of a series which has matured or is about to mature, or has been called for redemption pursuant to Article III, shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security of that series, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Security), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to the authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Security and of the ownership thereof.

      Every replacement Security of any series is an additional obligation of the Company and shall be entitled to all the benefits provided under this Indenture equally and proportionately with all other Securities of that series duly issued, authenticated and delivered hereunder.

Section 2.09 Outstanding Securities.

      The Securities of any series outstanding at any time are all the Securities of such series authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.09 hereof, a Security of any series does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

      If a Security of any series is replaced pursuant to Section 2.08 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

      If the principal amount of any Security of any series is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

      If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Securities of any series payable on that date, then on and after that date such Securities shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.10 Treasury Securities.

      In determining whether the Holders of the required principal amount of Securities of any series have concurred in any direction, waiver or consent, Securities of that series owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of that series that the Trustee knows are so owned shall be so disregarded.

Section 2.11 Temporary Securities.

      (a) Until certificates representing Securities of any series are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Securities of that series. Temporary Securities shall be substantially in the form of certificated Securities of that series but may have variations that the Company considers appropriate for temporary Securities of that series and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities of any series in exchange for temporary Securities of that series.

      Holders of temporary Securities of any series shall be entitled to all of the benefits of this Indenture.

      (b) Except for transfers made in accordance with Section 2.07, a Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary shall be transferred to the beneficial owners thereof in the form of certificated Securities of that series in definitive form only if such transfer complies with Section 2.07 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor Depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing.

      (c) Any Global Security of any series or interest thereon that is transferable to the beneficial owners thereof in the form of certificated Securities of that series in definitive form shall, if held by the Depository, be surrendered by the Depositary to the Trustee, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security of that series, an equal aggregate principal amount of Securities of that series of authorized denominations in the form of certificated Securities of that series in definitive form. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct.

      (d) Prior to any transfer pursuant to Section 2.11(b), the registered holder of a Global Security of any series may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities of that series.

      (e) The Company will make available to the Trustee a reasonable supply of certificated Securities of any series in definitive form without interest coupons.

Section 2.12 Cancellation.

      The Company at any time may deliver Securities of any series to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities of any series surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel Securities of any series surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Securities of any series (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Securities shall be delivered to the Company. The Company may not issue new Securities of any series to replace Securities of such series that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.13 Defaulted Interest.

      If the Company defaults in a payment of interest on Securities of any series, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders of such security on a subsequent special record date. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                   ARTICLE 3
                            REDEMPTION AND PREPAYMENT

Section 3.01 Applicability of Article.

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.02 for such Securities) in accordance with this Article.

Section 3.02 Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section
2.02 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 3.03 Selection by Trustee of Securities to Be Redeemed.

      If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot, or in the Trustee's discretion, on a pro-rata basis, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

      If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

      The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 3.04 Notice of Redemption.

      At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail by first class mail a notice of redemption to each holder whose Securities are to be redeemed.

      The notice shall identify the Securities to be redeemed and shall state:

                        (1) the Redemption Date;

                        (2) the Redemption Price;

                        (3) if any Security of any series is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities of the same series in principal amount equal to the unredeemed portion will be issued in the name of the holder thereof;

                        (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                        (5) that interest on Securities called for redemption and for which funds have been set apart for payment, ceases to accrue on and after the Redemption Date (unless the Company defaults in the payment of the Redemption Price or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture);

                        (6) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed;

                        (7) the aggregate principal amount of Securities of that series (if less than all) that are being redeemed;

                        (8) the CUSIP number of the Securities (provided that the disclaimer permitted by Section 2.14 may be made);

                        (9) the name and address of the Paying Agent; and

                        (10) that in the case of Securities or portions thereof called for redemption on a date that is also an Interest Payment Date, the interest payment, due on such date shall be paid to the Person in whose name the Security is registered at the close of business on the relevant Regular Record Date.

      The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any Security of that series.

      At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

Section 3.05 Deposit of Redemption Price.

      On or before the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money in immediately available funds sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money not required for that purpose.

      On and after the Redemption Date, unless the Company shall default in the payment of the Redemption Price, interest will cease to accrue on the principal amount of the Securities or portions thereof called for redemption and for which funds have been set apart for payment and such Securities, or portions thereof, shall cease after the close of business on the Business Day immediately preceding the Redemption Date to be convertible into Common Stock and, except as provided in this Section 3.05 and 8.04, such Securities, or portions thereof, shall not be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities, or portions thereof, except the right to receive the Redemption price thereof and unpaid interest, to (but excluding) the Redemption Date. In the case of Securities or portions thereof redeemed on a Redemption Date which is also an Interest Payment Date, the interest payment due on such Interest Payment Date shall be paid to the Person in whose name the Security is registered at the close of business on the relevant Regular Record Date.

Section 3.06 Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 2.02, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 3.07 Securities Redeemed in Part.

      Upon surrender of a Security that is redeemed in part only, the Company shall issue and the Trustee shall authenticate and deliver to the holder of a Security a new Security of the same series equal in principal amount to the unredeemed portion of the Security surrendered, at the expense of the Company, except as specified in Section 2.07.

Section 3.08 Intentionally Omitted.

                                   ARTICLE 4
                                   COVENANTS

Section 4.01 Payment of Securities.

      The Company covenants and agrees for the benefit of each series of Securities that it will pay or cause to be paid the principal of, premium, if any, and interest on the Securities of that series in accordance with the terms of the Securities of such series.

Section 4.02 Maintenance of Office or Agency.

      The Company shall maintain or cause to be maintained for any series of Securities in The Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an Affiliate of the Trustee, Registrar or co-registrar) where Securities of any series may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

      The Company may also from time to time designate one or more other offices or agencies where Securities of any series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

Section 4.03 Compliance Certificate.

      (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

      (b) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

      Any failure of the Company to take any action within a period of time explicitly or implicitly required by this Section 4.04 or Section 4.03 should be deemed cured upon the Company's taking such action.

Section 4.04 Taxes.

      The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Securities.

Section 4.05 Stay, Extension and Usury Laws.

      The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.06 Corporate Existence.

      Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and
(ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Securities.

Section 4.07 Money for Securities Payments To Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for a period ending on the earlier of the date that is ten Business Days prior to the date such money would escheat to the State or two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 4.08 Taxes.

      The Company shall, and shall cause each of its subsidiaries to, pay prior to delinquency all taxes, assessments and government levies; provided, however, that the Company shall not be required to pay or cause to be paid any such tax, assessment or levy (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company and its subsidiaries taken as a whole, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 4.09 Reports by Company.

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

Section 4.10 Waiver of Certain Covenants.

      Except as otherwise specified as contemplated by Section 2.02 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Sections 2.02(19),
4.08 or 8.01(g) for the benefit of the Holders of such series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                    ARTICLE 5
                                   SUCCESSORS

Section 5.01 Merger, Consolidation, or Sale of Assets.

      The Company shall not, directly or indirectly, consolidate or merge with or into another Person (whether or not the Company is the surviving corporation) or sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person, unless (i) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia, (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, (iii) immediately after such transaction no Default or Event of Default exists, and (iv) the Company shall have delivered to the Trustee an Officer's Certificate stating that such consolidation, merger, sale, assignment, transfer, conveyance or other disposition complies with this Indenture. In addition, the Company shall not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. The provisions of this Section 5.01 shall not be applicable to a sale, assignment, transfer, conveyance or other disposition of assets by the Company to any of its Subsidiaries.

Section 5.02 Successor Corporation Substituted.

      Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Securities except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                   ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01 Events of Default.

      An "Event of Default" occurs if:

      (a) the Company defaults in the payment when due of interest on Securities of any series and such default continues for a period of 30 days;

      (b) the Company defaults in the payment when due of principal of or premium, if any, on the Securities when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise;

      (c) the Company defaults in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series.

      (d) the Company fails to observe or perform any other covenant, representation, warranty or other agreement in this Indenture (other than a covenant or warranty which has expressly been included in the indenture solely for the benefit of series of Securities other than that series) for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of that series then outstanding voting as a single class;

      (e) within the meaning of Bankruptcy Law, the Company [or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary]:

            (i) commences a voluntary case,

            (ii) consents to the entry of an order for relief against it in an involuntary case,

            (iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

            (iv) makes a general assignment for the benefit of its creditors, or

            (v) generally is not paying its debts as they become due;

      (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

            (i) is for relief against the Company [or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary] in an involuntary case;

            (ii) appoints a custodian of the Company [or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary] or for all or substantially all of the property of the Company [or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary]; or

            (iii) orders the liquidation of the Company [or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary];

and the order or decree remains unstayed and in effect for 60 consecutive days, or

      (g) any other Event of Default provided with respect to Securities of that series in the Board Resolution, supplemental indenture or Officers' Certificate establishing that series.

Section 6.02 Acceleration.

      Unless the Board Resolution, supplemental indenture or Officers' Certificate establishing such series provides otherwise, if any Event of Default (other than an Event of Default specified in clause (e) or (f) of Section 6.01 hereof with respect to the Company, [any Significant Subsidiary or any group of Significant Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary]) with respect to any series of securities at the time outstanding occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately. Upon any such declaration, the principal amount of the Securities of that series shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (e) or
(f) of Section 6.01 hereof with respect to any series of securities at the time outstanding occurs with respect to the Company, [any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary,] all outstanding principal amount of the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms hereof) shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Securities of that series by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

Section 6.03 Other Remedies.

      If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

      The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Security in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04 Waiver of Past Defaults.

      Holders of not less than a majority in aggregate principal amount of the then outstanding Securities of any series by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium or interest on, the Securities (including in connection with an offer to purchase) (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of such series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05 Control by Majority.

      Holders of a majority in principal amount of the then outstanding Securities of any series may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it relating to the Securities of that series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Securities of that series or that may involve the Trustee in personal liability.

Section 6.06 Limitation on Suits.

      No Holder of any Security of any series may pursue a remedy with respect to this Indenture or the Securities of that series unless:


      (a) the Holder of a Security gives to the Trustee written notice of a continuing Event of Default with respect to the Securities of that series;

      (b) the Holders of at least 25% in principal amount of the then outstanding Securities of that series make a written request to the Trustee to pursue the remedy;

      (c) such Holder of a Security or Holders of Securities offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

      (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

      (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities of that series do not give the Trustee a direction inconsistent with the request.

      A Holder of a Security of any series may not use this Indenture to prejudice the rights of another Holder of a Security or to obtain a preference or priority over another Holder of a Security of that series.

Section 6.07 Rights of Holders of Securities to Receive Payment.

      Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal, premium and interest on the Security, on or after the respective due dates expressed in the Security (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08 Collection Suit by Trustee.

      If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing with respect to a series of Securities, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium and interest remaining unpaid on the Securities of that series and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09 Trustee May File Proofs of Claim.

      The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Securities allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10 Priorities.

      If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

            First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

            Second: to the payment of the amounts then due and unpaid for principal of and any premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium, if any, and interest, respectively; and

            Third: to the Company or to such party as a court of competent jurisdiction shall direct.

      The Trustee may fix a record date and payment date for any payment to Holders of Securities of any series pursuant to this Section 6.10.

Section 6.11 Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Security pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities of any series.

                                   ARTICLE 7
                                    TRUSTEE

Section 7.01 Duties of Trustee.

      (a) If an Event of Default has occurred and is continuing with respect to Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b) Except during the continuance of an Event of Default:

            (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (b) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

      (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), and (c) of this Section.

      (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

      (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02 Rights of Trustee.

      (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

      (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

      (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

      (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

      (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

Section 7.03 Individual Rights of Trustee.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

Section 7.04 Trustee's Disclaimer.

      The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities of any series, it shall not be accountable for the Company's use of the proceeds from the Securities of any series or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Securities of any series or any other document in connection with the sale of the Securities of any series or pursuant to this Indenture other than its certificate of authentication.

Section 7.05 Notice of Defaults.

      If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Securities of such series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Security of such series, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Securities of such series.

Section 7.06 Reports by Trustee to Holders of the Securities.

      Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Securities of any series remain outstanding, the Trustee shall mail to the Holders of the Securities of such series a brief report dated as of such reporting date that complies with TIA
Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

      A copy of each report at the time of its mailing to the Holders of Securities of any series shall be mailed to the Company and filed with the SEC and each stock exchange on which the Securities of such series are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Securities of such series are listed on any stock exchange.

Section 7.07 Compensation and Indemnity.

      The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder, as the parties shall agree in writing from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

      The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

      The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

      To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Securities of any series on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities. Such Lien shall survive the satisfaction and discharge of this Indenture.

      When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(e) or (f) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

      The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

Section 7.08 Replacement of Trustee.

      A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

      The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

      (a) the Trustee fails to comply with Section 7.10 hereof;

      (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

      (c) a custodian or public officer takes charge of the Trustee or its property; or

      (d) the Trustee becomes incapable of acting.

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

      If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then outstanding Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09 Successor Trustee by Merger, etc.

      If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the trust created by this Indenture) to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10 Eligibility; Disqualification.

      There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has (or if the Trustee is a subsidiary of a bank holding company, its parent shall have) a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

      This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

Section 7.11 Preferential Collection of Claims Against Company.

      The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 8
                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 8.01 Without Consent of Holders of Securities.

      The Company and the Trustee may amend this Indenture or the Securities or enter into one or more indentures supplement hereto without notice to or the consent of any holder of a Security for any series for the purposes of:

      (a) curing any ambiguity or correcting or supplementing any defective or inconsistent provision contained in this Indenture or making any other changes in the provisions of this Indenture which the Company and the Trustee may deem necessary or desirable provided such amendment does not materially and adversely affect the legal rights under the Indenture of the holders of Securities;

      (b) evidencing the succession of another Person to the Company and providing for the assumption by such successor of the covenants of the Company thereunder and in the Securities of any series as permitted by Section 5.01;

      (c) to add any additional Events of Default for the benefit of the holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series);

      (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

      (e) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security outstanding;

      (f) to secure the Securities;

      (g) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02;

      (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08;

      (i) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article XII, including providing for the conversion of the securities into any security (other than the Common Stock of the Company) or property of the Company; or

      (j) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Articles VIII and XIV, provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect.

Section 8.02 With Consent of Holders of Securities.

      Subject to Section 6.07, the Company and the Trustee may amend this Indenture or the Securities or enter into one or more indentures supplement hereto with the written consent of the holders of at least a majority in principal amount of the then outstanding Securities of such series (including consents obtained in connection with a tender offer or exchange offer for Securities of that series).

      Subject to Sections 6.04 and 6.07, the holders of a majority in principal amount of the Securities then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities of any series.

      However, without the consent of each holder of a Security of any series affected, an amendment or waiver under this Section may not (with respect to any Securities of such series held by a non-consenting holder):

      (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date), or modify the provisions of this Indenture with respect to the subordination of such series of Securities in a manner adverse to the holders of Securities of such series, or, in the case of Securities of any series that are convertible into Securities or other securities of the Company, adversely affect the right of holders to convert any of the Securities of such series other than as provided in or pursuant to this Indenture;

      (b) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

      (c) modify any of the provisions of this Section, Section 4.09 or Section 6.04, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 4.09, or the deletion of this proviso, in accordance with the requirements of Sections 7.08 and 9.01(h).

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      To secure a consent of the holders of Securities under this Section, it shall not be necessary for such holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment or waiver under this Section becomes effective, the Company shall mail to holders of Securities of such series affected by the amendment or waiver a notice briefly describing the amendment or waiver.

      In order to amend any provisions of Article XI, holders of at least 75% in aggregate principal amount of Securities of any series then outstanding must consent to such amendment if such amendment would adversely affect the rights of holders of Securities of such series.

Section 8.03 Compliance with Trust Indenture Act.

      Every amendment or supplement to this Indenture or the Securities shall be set forth in an amended or supplemental Indenture that complies with the TIA as then in effect.

Section 8.04 Revocation and Effect of Consents.

      Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security of any series is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver.

      The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities of any series entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were holders of Securities of such series at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities of such series required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

      After an amendment, supplement or waiver becomes effective it shall bind every Holder of a Security of that series, unless it is of the type described in clauses (a) through (d) of Section 9.02. In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

Section 8.05 Notation on or Exchange of Securities.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article VIII may, and shall if required by the Trustee, bear a notation in the form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities of such series without charge to the Holders of the Securities of such series, except as specified in Section 2.07.

Section 8.06 Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 8.07 Trustee Protected.

      The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article VIII if such amendment or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment or supplemental indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

Section 8.08 Subordination Unimpaired.

      No provision in any supplemental indenture that affects the superior position of the holders of Senior Debt shall be effective against holders of Senior Debt.

                                   ARTICLE 9
                                 MISCELLANEOUS

Section 9.01 Trust Indenture Act Controls.

      If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

Section 9.02 Notices.

      Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

      If to the Company:

      Amkor Technology, Inc.
      1900 South Price Road
      Chandler, AZ 85248
      Facsimile: (480) 821-2616
      Telephone: (480) 821-5000
      Attention: Chief Financial Officer

      With a copy to:

      Wilson Sonsini Goodrich & Rosati
      650 Page Mill Road
      Palo Alto, California 94304
      Telecopier No.: (650) 493-6811
      Attention: Robert Claassen

      If to the Trustee:
      U.S. Bank National Association
      One Federal Street, 3rd Floor
      Boston, MA 02110
      Facsimile: (617) 603-6665
      Telephone: (617) 603-6562
      Attention: Corporate Trust Services
                 (Amkor Technology, Inc. - Non-Convertible Senior Subordinated Debt Securities)

      The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

      All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Notwithstanding the foregoing, notices to the Trustee shall be effective only upon receipt by a Responsible Officer.

      Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

      If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

      If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 9.03 Communication by Holders of Securities with Other Holders of Securities.

      Holders of any series may communicate pursuant to TIA Section 312(b) with other Holders of such series with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 9.04 Certificate and Opinion as to Conditions Precedent.

      Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

      (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 9.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

      (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 9.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 9.05 Statements Required in Certificate or Opinion.

      Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA
Section 314(e) and shall include:

      (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

      (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

Section 9.06 Rules by Trustee and Agents.

      The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 9.07 No Personal Liability of Directors, Officers, Employees and Stockholders.

      No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

Section 9.08 Governing Law, Consent to Jurisdiction and Service of Process

      THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE SECURITIES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 9.09 Agent for Service; Submission to Jurisdiction.

      Each of the parties hereto irrevocably agrees that any suit, action or proceeding arising out of or relating to this Indenture or the Securities of any series, or brought under federal or state securities laws or brought by the Trustee, may be instituted in any federal or state court in the State of New York, borough of Manhattan. The Company has irrevocably appointed CT Corporation System, located at 111 Eighth Avenue, New York, N.Y. 10011 as its agent (the "Authorized Agent") for service of process in any suit, action or proceeding arising out of or relating to this Indenture and the Securities, or brought under federal or state securities laws or brought by the Trustee, that may be instituted in federal or state courts in the State of New York, borough of Manhattan. The Company expressly consents to the jurisdiction of any such court in respect of such action and waives any other requirements or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable unless and until replaced by an agent reasonably acceptable to the Trustee. The Company agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid.

Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

Section 9.10 Successors.

      All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 9.11 Severability.

      In case any provision in this Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.12 Counterpart Originals.

      The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 9.13 Table of Contents, Headings, etc.

      The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 9.14 Designated Senior Debt.

      The Securities of any series under this Indenture shall be "Designated Senior Debt" for purposes of the indenture governing the Company's 5.75% Convertible Subordinated Notes due 2006, the 5.00% Convertible Subordinated Notes due 2007 and the 6.25% Convertible Subordinated Notes due 2013.

                                   ARTICLE 10
                                 SINKING FUNDS

Section 10.01 Applicability of Article.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 2.02 for such Securities.

      The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section
10.02. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

Section 10.02 Satisfaction of Sinking Fund Payments with Securities.

      The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 10.03 Redemption of Securities for Sinking Fund.

      Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 10.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.05 and 3.07.

                                   ARTICLE 11
                       DEFEASANCE AND COVENANT DEFEASANCE

Section 11.01 Company's Option to Effect Defeasance or Covenant Defeasance.

      The Company may elect, at its option at any time, to have Section 11.02 or
Section 11.03 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 2.02 as being defeasible pursuant to such
Section 11.02 or 11.03, in accordance with any applicable requirements provided pursuant to Section 2.02 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 2.02 for such Securities.

Section 11.02 Defeasance and Discharge.

      Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 11.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

            (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 11.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due,

            (2) the Company's obligations with respect to such Securities under Sections 2.07, 2.08, 2.11, 4.02 and 4.07,

            (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and

            (4) this Article.

      Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 11.03 applied to such Securities.

Section 11.03 Covenant Defeasance.

      Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be,

            (1) the Company shall be released from its obligations under Section
      4.08 and any covenants provided pursuant to Sections 2.02(19), 6.01(d) or 6.01(g) or for the benefit of the Holders of such Securities and

            (2) the occurrence of any event specified in Section 6.01(d) (with respect to any of Section 4.08 and any such covenants provided pursuant to
      Section 2.02(19), 6.01(d) or 6.01(g) shall be deemed not to be or result in an Event of Default,

in each case with respect to such Securities or any series of Securities as provided in this Section on and after the date the conditions set forth in
Section 11.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 6.01(d), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 11.04 Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to the application of Section 11.02 or Section 11.03 to any Securities or any series of Securities, as the case may be:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 7.10 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities,

                  (A) in the case of Securities of a series denominated in
            currency of the United States of America,

                        (i) cash in currency of the United States of America in
                  an amount, or

                        (ii) U.S. Government Obligations which through the
                  scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, an amount in cash, or

                        (iii) a combination thereof, or

                  (B) in the case of Securities of a series denominated in
            currency other than that of the United States of America,

                        (i) cash in the currency in which such series of
                  Securities is denominated in an amount, or

                        (ii) Foreign Government Obligations which through the
                  scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, an amount in cash, or

                        (iii) a combination thereof,

      in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities.

            (2) In the event of an election to have Section 11.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

            (3) In the event of an election to have Section 11.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

            (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

            (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 6.01(e) and (f), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

            (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

            (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

            (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

            (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 11.05 Deposited Money, U.S. Government Obligations and Foreign Government Obligations to be Held in Trust; Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 4.07, all money, U.S. Government Obligations and Foreign Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section
11.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations or Foreign Government Obligations deposited pursuant to Section 11.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities. Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money, U.S. Government Obligations or Foreign Government Obligations held by it as provided in Section 11.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

Section 11.06 Reinstatement.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 11.02 or 11.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 11.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                   ARTICLE 12
                             [INTENTIONALLY OMITTED]

                                   ARTICLE 13
                                 SUBORDINATION

Section 13.01 Agreement to Subordinate.

      Except as otherwise provided in a supplemental indenture or pursuant to
Section 2.02, the Company agrees, and each holder of Securities issued hereunder by accepting a Security agrees, that the indebtedness evidenced by the Security will be subordinated in right of payment, to the extent and in the manner provided in this Article XIII, to the prior payment in full in cash or payment satisfactory to holders of Senior Debt of all Senior Debt (whether outstanding on the Issue Date or thereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt. The Company agrees, and each holder of Securities by accepting a Security agrees, that any indebtedness evidenced by the Security will be pari passu in right of payment to the Existing Convertible Notes.

Section 13.02 Liquidation; Dissolution; Bankruptcy.

      Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities:

      (a) holders of Senior Debt shall be entitled to receive payment in full of all Obligations due in respect of such Senior Debt (including interest, after the commencement of any such proceeding at the rate specified in the applicable Senior Debt) in cash or other payment satisfactory to the holders of the Senior Debt before holders of any Securities would be entitled to receive any payment with respect to the Securities of any series; and

      (b) until all Senior Debt is paid in full in cash or other payment satisfactory to the holders of the Senior Debt, any distribution to which holders of Securities of any series would be entitled but for this Article XIII shall be made to holders of Senior Debt, as their interests may appear.

Section 13.03 Default on Senior Debt and/or Designated Senior Debt.

      No payment or distribution may be made by the Company to the Trustee or any holder of Securities of any series in respect of Obligations with respect to Securities of any series and the Company may not acquire from the Trustee or any holder of Securities any Securities until all Senior Debt has been paid in full in cash or other payment satisfactory to the holders of the Senior Debt if:

      (a) a default in the payment of any principal of, premium, if any, interest, rent or other Obligations in respect of Senior Debt occurs and is continuing beyond any applicable grace period in the agreement, indenture or other document governing such Senior Debt; or

      (b) a default, other than a payment default, on Designated Senior Debt occurs and is continuing that then permits holders of such Designated Senior Debt to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Person who may give it pursuant to Section
13.11 hereof.

      If the Trustee receives any Payment Blockage Notice pursuant to Section
13.03 (ii) hereof, no subsequent Payment Blockage Notice shall be effective for purposes of such Section unless and until at least 365 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

      The Company may and shall resume payments on and distributions in respect of the Securities and may acquire them upon the earlier of:

      (a) in the case of a payment default, upon the date upon which the default is cured or waived or ceases to exist, or

      (b) in the case of a nonpayment default referred to in Section 13.03(ii) hereof, the earlier of the date upon which the default is cured or waived ceases to exist or 179 days after notice is received if the maturity of such Designated Senior Debt has not been accelerated, if this Article XIII otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

Section 13.04 Acceleration of Securities.

      In the event of the acceleration of the Securities because of an Event of Default, the Company may not make any payment or distribution to the Trustee or any holder of Securities in respect of Obligations with respect to Securities and may not acquire or purchase from the Trustee or any holder of Securities any Securities until all Senior Debt has been paid in full in cash or other payment satisfactory to the holders of Senior Debt or such acceleration is rescinded in accordance with the terms of this Indenture.

      If payment of the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify holders of Senior Debt or trustee(s) of such Senior Debt of the acceleration.

Section 13.05 When Distribution Must Be Paid Over.

      In the event that the Trustee, any holder of Securities or any other Person receives any payment or distributions of assets of the Company of any kind with respect to the Securities in contravention of any terms contained in this Indenture, whether in cash, property or securities, including, without limitation by way of set-off or otherwise, then such payment shall be held by the recipient in trust for the benefit of holders of Senior Debt, and shall be immediately paid over and delivered to the holders of Senior Debt or the representative(s), to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefore, to or for the holders of Senior Debt; provided that the foregoing shall apply to the Trustee only if the Trustee has actual knowledge (as determined in accordance with Section 13.11) that such payment or distribution is prohibited by this Indenture.

      With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article XIII, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of holders of Securities or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article XIII, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

Section 13.06 Notice by Company.

      The Company shall promptly notify the Trustee of any facts known to the Company that would cause a payment of any Obligations with respect to the Securities or the purchase of any Securities by the Company to violate this
Article XIII, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt as provided in this Article XIII.

Section 13.07 Subrogation.

      After all Senior Debt is paid in full and until the Securities are paid in full, holders of Securities shall be subrogated (equally and ratably with all other indebtedness pari passu with the Securities) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the holders of Securities have been applied to the payment of Senior Debt. A distribution made under this Article XIII to holders of Senior Debt that otherwise would have been made to holders of Securities is not, as between the Company and holders of Securities, a payment by the Company on the Securities.

Section 13.08 Relative Rights.

      This Article XIII defines the relative rights of holders of Securities and holders of Senior Debt. Nothing in this Indenture shall:

      (a) impair, as between the Company and holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of, premium, if any, and interest on the Securities in accordance with their terms;

      (b) affect the relative rights of holders of Securities and creditors (other than with respect to Senior Debt) of the Company, other than their rights in relation to holders of Senior Debt; or

      (c) prevent the Trustee or any holder of Securities from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to holders of Securities.

      If the Company fails because of this Article XIII to pay principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

Section 13.09 Subordination May Not Be Impaired by Company.

      No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or any holder of Securities or by the failure of the Company or any such holder to comply with this Indenture.

Section 13.10 Distribution or Notice to Representative.

      Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

      Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee and the holders of Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the holders of Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

Section 13.11 Rights of Trustee and Paying Agent.

      Notwithstanding the provisions of this Article XIII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee (other than pursuant to Section 13.04), and the Trustee may continue to make payments on the Securities, unless a Trust Officer shall have received at least two Business Days prior to the date of such payment or distribution written notice of facts that would cause such payment or distribution with respect to the Securities to violate this Article XIII. Only the Company or a Representative may give the notice.

      Nothing in this Article XIII shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

      The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

Section 13.12 Authorization to Effect Subordination.

      Each holder of a Security by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article XIII, and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in
Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Debt or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the holders of the Securities.

Section 13.13 Article Applicable to Paying Agents.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XIII shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XIII in addition to or in place of the Trustee; provided, however, that the second and third paragraphs of Section 13.11 shall not apply to the Company or any Subsidiary of the Company if it or such Subsidiary acts as Paying Agent.

Section 13.14 Senior Debt Entitled to Rely.

      The holders of Senior Debt shall have the right to rely upon this Article XIII, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

Section 13.15 Permitted Payments.

      Notwithstanding anything to the contrary in this Article XIII, the holders of Securities may receive and retain at any time on or prior to the Maturity Date (i) securities that are subordinated to at least the same extent as the Securities to (a) Senior Debt and (b) any securities issued in exchange for Senior Debt and (ii) payments and other distributions made from any trust created pursuant to Section 14.01 hereof.

Section 13.16 Certain Conversions Deemed Payment.

      For the purposes of this Article XIII only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article XII shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 13.16, the term "junior securities" means (a) shares of any stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.

                                   ARTICLE 14
                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 14.01 Discharge of Indenture.

      When (a) the Company delivers to the Trustee for cancellation all Securities theretofore authenticated (other than any other Securities which have been destroyed, lost or stolen and in lieu of or in substitution for which other Securities have been authenticated and delivered) and not theretofore canceled, or (b) all the Securities not theretofore canceled or delivered to the Trustee for cancellation have become due and payable, or are by their terms will become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company deposits with the Trustee, in trust, amounts sufficient to pay at Stated Maturity or upon the Redemption Date of all of the Securities (other than any Securities which have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of Stated Maturity or Redemption Date, as the case may be, and if in either case the Company also pays, or causes to be paid, all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer, substitution, replacement and exchange and conversion of Securities, (ii) rights hereunder of holders of Securities to receive payments of principal of and premium, if any, and interest on, the Securities, (iii) the obligations under Sections 2.04 and 14.05 hereof and (iv) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 9.04 and at the Company's cost and expense, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

Section 14.02 Deposited Monies to be Held in Trust by Trustee.

      Subject to Section 14.04, all monies deposited with the Trustee pursuant to Section 14.01 shall be held in trust and applied by it to the payment, notwithstanding the provisions of Article XI, either directly or through the Paying Agent, to the holders of the particular Securities for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, and premium, if any.

Section 14.03 Paying Agent to Repay Monies Held.

      Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent (other than the Trustee) shall, upon the Company's demand, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

Section 14.04 Return of Unclaimed Monies.

      Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders thereof for two years after the date upon which the principal of, premium, if any, or interest on such Securities, as the case may be, have become due and payable, shall be repaid to the Company by the Trustee on demand; provided, however, that the Company, or the Trustee at the request of the Company, shall have first caused notice of such payment to the Company to be mailed to each holder of a Security entitled thereto no less than 30 days prior to such payment and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

Section 14.05 Reinstatement.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 14.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 14.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 14.02; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders thereof to receive such payment from the money held by the Trustee or Paying Agent.

                         [Signatures on following page]

      IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed and attested, all as of the date first above written, signifying their agreement contained in this Indenture.

                                     AMKOR TECHNOLOGY, INC.

                                     By: ____________________________________
                                     Name:
                                     Title:

                                     U.S. BANK NATIONAL ASSOCIATION

                                     By:  ____________________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT A

                               [FACE OF SECURITY]

                           [GLOBAL SECURITIES LEGEND]

The following legend shall appear on the face of each Global Security.

      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

      [The following legend shall appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY THE AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OR DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OR SUCH SUCCESSOR DEPOSITARY.]

[INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.]

                             AMKOR TECHNOLOGY, INC.

________________________________________________________________________________

NO.  __________                                                   $  __________

                                                           CUSIP:  ____________

      Amkor Technology, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________, or registered assigns, the principal sum of _____________ Dollars on _____________________________ [IF THE
SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT --, and to pay interest thereon from __________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ___________ and __________ in each year, commencing _________, at the rate of ___% per annum, until the principal hereof is paid or made available for payment [IF APPLICABLE, INSERT --, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ______ or ______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

      [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

      Payment of the principal of (and premium, if any) and [IF APPLICABLE, INSERT -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in _______, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [IF APPLICABLE, INSERT --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________________             AMKOR TECHNOLOGY, INC.

                                            By: ______________________________

                                            Title: ___________________________

ATTEST:

______________________________________________

This is one of the Securities described in the within mentioned Indenture:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: _________________________
     Authorized Signatory

                           FORM OF REVERSE OF SECURITY

      This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of __________ (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and U.S. Bank National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT --, limited in aggregate principal amount to $________].

      [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than [IF APPLICABLE, INSERT -- 30] days' notice by mail, [IF APPLICABLE, INSERT-- (1) on __________ in any year commencing with the year ________ and ending with the year ________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [IF APPLICABLE, INSERT-- on or after __________, 20__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [IF APPLICABLE, INSERT -- on or before __________, ___%, and if redeemed] during the 12-month period beginning ____________ of the years indicated,

   YEAR         REDEMPTION PRICE         YEAR               REDEMPTION PRICE
-----------     -----------------        ----               ----------------

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than [if applicable, insert 30] days' notice by mail,
(1) on __________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [IF APPLICABLE, INSERT -- on or after __________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning __________ of the years indicated,

                          REDEMPTION PRICE              REDEMPTION PRICE
                       FOR REDEMPTION THROUGH        FOR REDEMPTION THROUGH
                      OPERATION OF THE SINKING      OPERATION OF THE SINKING
      YEAR                      FUND                          FUND
---------------       ------------------------      --------------------------

and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [IF APPLICABLE, INSERT -- Notwithstanding the foregoing, the Company may not, prior to __________, redeem any Securities of this series as contemplated by [IF APPLICABLE, INSERT -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

      [IF APPLICABLE, INSERT -- The sinking fund for this series provides for the redemption on __________ in each year beginning with the year ______ and ending with the year ______ of [IF APPLICABLE, INSERT -- not less than $_______ ("mandatory sinking fund") and not more than] $_______ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [IF APPLICABLE, INSERT -- mandatory] sinking fund payments may be credited against subsequent [IF APPLICABLE, INSERT -- mandatory] sinking fund payments otherwise required to be made [IF APPLICABLE, INSERT --, in the inverse order in which they become due].]

      [IF THE SECURITY IS SUBJECT TO REDEMPTION OF ANY KIND, INSERT -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

      [IF APPLICABLE, INSERT -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

      [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

      [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- INSERT FORMULA FOR DETERMINING THE AMOUNT. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form without coupons in denominations of $______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.